CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund, which appear in The Hartford Mutual Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of Hartford Dynamic Bond Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Low Duration High Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund, which appear in The Hartford Mutual Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund, which appear in The Hartford Mutual Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, Hartford Moderate Allocation Fund, Hartford Moderately Aggressive Allocation Fund, Hartford Multi-Asset Income Fund and Hartford Real Asset Fund, which appear in The Hartford Mutual Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2026